UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 16, 2015

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Connecticut Path

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 16, 2015, HeartWare International, Inc. (Nasdaq: HTWR), issued a press release announcing that data from its first destination therapy clinical trial cohort, ENDURANCE, successfully demonstrated that the trial achieved the primary endpoint of the study. A copy of the release is filed with this report as Exhibit 99.1.

Results from HeartWare’s ENDURANCE clinical trial were presented during the Opening Plenary Session at the 35th International Society for Heart and Lung Transplantation (ISHLT) Annual Meeting in Nice, France. Following the data presentation, HeartWare CEO Doug Godshall hosted an investor breakout session. Presentation slides from both the Opening Plenary Session and the investor breakout session are available through the “Investors” section of the company’s website at www.heartware.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated April 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: April 16, 2015	By:	/s/ Lawrence J. Knopf
		Name:	Lawrence J. Knopf
		Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release issued by HeartWare International, Inc. dated April 16, 2015.